Cash and cash equivalents (Details) - MXN ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Cash and cash equivalents.
Cash and banks	$ 13,106,862	$ 13,566,098	$ 15,464,312
Investments with maturities less than three months	5,513,276	4,331,423	623,898
Cash and cash equivalents	18,620,138	17,897,521	16,088,210
Restricted cash	42,627	4,324	24,058
Total cash and cash equivalents and restricted cash	$ 18,662,765	$ 17,901,845	$ 16,112,268